June 3, 2019

O’Shaughnessy Market Leaders Value Fund
Class I - OFVIX

A series of Advisors Series Trust (the “Trust”)

Supplement to the Prospectus dated November 28, 2018
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Effective immediately, the “Waiving Your Initial Minimum Investment” sub-section on page 50 of the O’Shaughnessy Market Leaders Value Fund’s prospectus is modified as follows:

“Waiving Your Initial Minimum Investment
The Adviser may waive the initial minimum in certain circumstances, including but not limited to the following:

•	Transfers of shares from existing accounts if the registration or beneficial owner remains the same.

•	Employees of the Adviser and its affiliates and their families.

•	Employees benefit plans sponsored by the Adviser.

•	Certain wrap programs offered by financial intermediaries.

•	Trustees of the Funds and their families.

•	Institutional clients of the Adviser.

•	Defined contribution plans or defined contribution plans that the Adviser believes will reach the $10,000 minimum within the first year.

•	Registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Funds’ distributor.

•	Qualified broker-dealers who have entered into an agreement with the Funds’ distributor.

•
Shareholders who acquired Class I shares of Market Leaders Value Fund in connection with a reorganization. Such shareholders may also purchase additional Class I shares of Market Leaders Value Fund in the same account.

The initial minimum investment for Class I shares may also be waived for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Class I shares through a no-load network or platform, provided the aggregate value of such accounts invested in Class I shares is at least $10,000 or is anticipated by the Adviser to reach $10,000.

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Please retain this Supplement with your Prospectus for future reference. The date of this Supplement is June 3, 2019.